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                                                                   Exhibit 10.35


                          REAL ESTATE PROMISSORY NOTE
                          ---------------------------


Amount of Loan:     $ 160,000                          Scotts Valley, California

Due date:           August 9, 2004                     Date:  September 13, 2000

Property Address:   [Address intentionally omitted]



     FOR VALUE RECEIVED, Kevin Cornell ("Employee") the ("Borrower"), whose current address is [ADDRESS INTENTIONALLY OMITTED] promises to pay to the order of Inprise Corporation, a Delaware corporation ("Inprise"), and its successors and assigns (any such holder of this Note, the "Note Holder"), at its office at 100 Enterprise Way, Scotts Valley, CA 95066-3249 or at such other place as the Note Holder may designate in writing, the principal sum of One Hundred Sixty Thousand Dollars ($160,000) (the "Principal Amount") in lawful money of the United States, together with accrued and unpaid interest from the date of disbursement of funds on the unpaid and unforgiven Principal Amount of this Note from time to time outstanding at the "Interest Rate" (as hereinafter defined), which the Borrower also promises and covenants to pay to Note Holder, as follows:

     1.  Time and Place of Payment.  The unpaid and unforgiven Principal Amount,
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together with all accrued, unpaid and unforgiven interest, shall be due and payable on August 9, 2004, subject to required pre-payment, in whole or in part, to the extent hereinafter provided. All payments due hereunder shall be made at the offices of Inprise Corporation, 100 Enterprise Way, Scotts Valley, CA 95066-3249, or to such other place as the Note Holder may designate in writing and shall be made in immediately available funds. Borrower agrees and acknowledges that upon Note Holder's request it shall provide Note Holder with any reasonable documentation or authorization required to permit Note Holder to debit designated bank accounts maintained by Borrower for the full amount of all payments due and payable hereunder.

     2.  Use of Proceeds.  Borrower agrees that the Principal Amount may only be
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used for the purchase of the residence located at [Address intentionally omitted] in the County of Santa Cruz in the State of California (the
"Residence").

     3.  No Other Security Interest.  Borrower hereby represents that no other
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party has a security interest in the Residence except for Bank of America NT&SA as described in the Deed of Trust between the Employee and Borrower, herein incorporated by reference, and agrees that, until such time as the Principal Amount and all accrued interest thereon has been completely forgiven or paid in full, Borrower shall not take any action to adversely affect Inprise's Mortgage security interest in the Residence or its
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priority status thereof and may not refinance any Mortgages on the Residence without Inprise's written consent.

     4.  Forgiveness of Indebtedness.  Notwithstanding any of the foregoing
         ---------------------------
provisions of this Note, Inprise shall forgive $146,082.97 of the Principal Amount and accrued interest, then due and owing on August 9, 2003; and $52,102.92, the remainder of the Principal Amount and interest due and owing on August 9, 2004, if on such date all the following conditions are met:

         (i) Borrower has, at all times since the date of this Note remained in the full-time employ of Inprise; and

         (ii) this Note has not been either (A) declared by Inprise to be immediately due and payable pursuant to its option to accelerate or (B) accelerated automatically by its terms.

     5.  Interest Rate.  The unpaid and unforgiven Principal Amount and accrued
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interest, if applicable, from time to time shall bear interest at the rate of seven percent (7%) per annum (the "Interest Rate"), and shall be computed on the basis of a 365 day year. Interest shall accrue beginning on the date that the Principal Amount is disbursed to Borrower and continuing until the full Principal Amount has been paid in full. Any interest hereunder not paid when due shall be added to the Principal Amount and bear interest thereon at the Interest Rate provided herein.

     6.  Acceleration. It is hereby expressly agreed that the entire outstanding
         ------------
Principal Amount and accrued but unpaid interest owing under this Note shall become due and payable, at the option of the Note Holder, (i) upon the happening of any default in the performance of Borrower's obligation under the Deed of Trust, this Note, the First Deed of Trust (as filed by Bank of America, NT&SA on September __, 2000) or any note secured thereby, or other Loan Documents to which Borrower is a party, or upon the happening of an event by which, under the terms of the Deed of Trust, Note, First Deed of Trust or any note secured thereby, said principal sum may or shall become due and payable; (ii) upon the termination of Employee's employment with Inprise for any reason; (iii) upon the death of Employee; or (iv) if Borrower breaches any of the representations made thereby which are contained in this Note or Note given by the Borrower to Bank of America, NT&SA.

         When Borrower is in default as described above, and the Note Holder does not elect to accelerate the entire Principal Amount and accrued interest thereon due and owing, the Note Holder shall not be deemed to have waived any rights hereunder.

     7.  Payments and Withholding Taxes.  To provide for the payment of Federal,
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State and local income and employment taxes required to be withheld from the
Employee at the time any portion of the Principal Amount and interest may be forgiven ("Withholding Taxes"), the Employee agrees that, after any such forgiveness, to pay to Inprise the applicable Withholding Taxes or such Withholding Taxes shall be withheld

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from any and all compensation due to Employee. Inprise shall notify the Employee of the estimated amount of the Withholding Taxes and the amount of each payment to be deducted on each payday. If, on the date any installment of Principal Amount and interest is to be forgiven, the amount theretofore paid by (or deducted from) Employee to Inprise is less than the amount of the Withholding Taxes due with respect to the amount forgiven, Employee shall promptly pay any deficiency to Inprise, and if the amount paid is in excess of the amount of the Withholding Taxes due, Inprise shall promptly pay such excess to Employee. Employee agrees to be solely responsible for the payment of all taxes imposed on Employee which may become due as a consequence of the loan evidenced hereby or the terms of this Note and agrees to indemnify and hold harmless Inprise with respect to any failure on the part of Inprise to collect any Withholding Taxes. Inprise makes no representation as to the occurrence or non-occurrence of any tax event with respect to this Note and Employee represents that he is not relying on Inprise in any manner whatsoever in respect thereto.

     8.   Costs and Expenses.  Borrower agrees to pay any and all costs of
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collection and enforcement, in case payment under this Note is not made when due, or in case it becomes necessary to protect the security for this Note, whether or not suit is commenced for such purpose, or in regard to any defenses to the Note or counterclaim brought in the action to enforce this Note, including attorneys' fees, court costs, title insurance expenses, costs of appeal, and other costs incurred by the Note Holder in such circumstances.

     9.   Waiver.  Note Holder may, without waiving or losing any of its rights
          ------
under this Note: (i) accept late payments, (ii) accept partial payments marked "paid in full," and (iii) delay in enforcing any of its rights under this Note, and Borrower hereby expressly waives the benefit of any statute or rule of law or equity now in effect, or which may hereafter be in effect, which would produce a result contrary to or in conflict with the foregoing. The Borrower waives presentment for payment, demand, notice of nonpayment, notice of protest, and protest of this Note, diligence in collection or bringing suit. The liability of Borrower shall be absolute and unconditional without regard to the liability of any other party.

     10.  Borrower's Right to Prepay.  Borrower has the right to prepay the
          --------------------------
unpaid Principal Amount, in whole or in part, at any time together with accrued and unpaid interest hereon to the date of prepayment, without penalty or premium. Subject to Section 11 hereof, any partial prepayment shall be applied first to accrued but unpaid interest and then to the Principal Amount outstanding in the manner set forth in Section 11 below, and shall not extend or otherwise postpone the due date of this Note.

     11.  Application of Payments.  All payments received by Note Holder shall
          -----------------------
be applied to payment of, in the following order: (i) costs and expenses of enforcing this Note, (ii) accrued and unpaid interest, and (iii) the Principal Amount outstanding.

     12.  Arbitration Clause.  Inprise and Borrower agree that any action
          ------------------
instituted as a result of any controversy arising out of this Note, or as a result of any interpretation

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thereof, shall be fully, finally and exclusively resolved by binding arbitration conducted by the American Arbitration Association in Santa Clara County, California.

     13.  Not an Employment Contract.  Employee expressly acknowledges that this
          --------------------------
Note is not an employment contract or an agreement to employ him for a specified period of time or a promise of continued employment with Inprise for any period whatsoever.

     14.  Responsibility of Persons Under this Note. If more than one (1) person
          -----------------------------------------
signs this Note as Borrower, each of them is fully and personally obligated to pay the full amount borrowed together with interest and other charges and to perform all of the obligations contained in this Note. Note Holder may enforce its rights under this Note against each Borrower individually or against all Borrowers together. This means that any one Borrower may be required to pay all of the amounts owed under this Note.

     15.  Security.  As security for the payment of this Note, together with
          --------
interest and costs of enforcement and collection hereof, including, but not limited to, attorneys' fees and disbursements, Borrower hereby grants to Note Holder a mortgage security interest in all of Borrower's right, title and interest in and to the Residence and all proceeds thereof (all of the same being hereinafter called the "Collateral"). Such mortgage shall be evidenced by a Deed of Trust which shall be executed by the Borrower on the date hereof. Borrower irrevocably appoints Inprise as his lawful attorney and agent to execute mortgages, financing statements or other necessary documents in any appropriate public office for the purpose of perfecting Note Holder's security interest in the Collateral. At any time and from time to time, Borrower will use his best efforts to execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Note Holder may request, in order to perfect and protect the first priority mortgage security interest granted or purported to be granted hereby with respect to the Collateral.

     16.  Governing Law.  Note Holder and Borrower hereby stipulate and agree
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that this Note shall be governed and construed by the laws of the State of
California without regard to any conflict or choice of law provisions thereof or of any other jurisdiction and any applicable Federal law.

     17.  Heading.  The headings contained in this Note are inserted for
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convenience only and shall not affect the meaning or interpretation of this
Note.

     18.  Assignments.  Inprise may assign this note to an affiliated company
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or to a third party and such assignment shall not affect the Principal Amount, rate of interest, repayment date or any of the other provisions and obligations contained in this Note. Upon receipt of any notice of such assignment from Inprise, or its assignee, Borrower agrees to make all payments due hereunder directly to such assignee who will then be Note Holder. Without the prior written consent of Inprise, Borrower may not assign, delegate or otherwise transfer his obligations hereunder, and the Residence may not be sold or transferred subject hereto, without the prior written consent of this Note Holder. Subject to the preceding sentence, this Note shall be binding upon the heirs, executors and administrators of the Borrower.

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     19.  Entire Agreement.  This Note, together with the related Deed of Trust
          ----------------
referred herein, contains all the terms of the agreement between the parties hereto relating to the subject matter hereof and supercedes all prior understandings, agreements, negotiations, representations, and arrangements, both written and oral, with respect to the matters covered hereby. No representation, inducement, promise or understanding not set forth herein has been made or relied upon by Borrower in connection with the execution of this Note and the related Deed of Trust.

     20.  Set-Off Not Permitted.  This Note is an unconditional obligation of
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Borrower to make payment to the Note Holder as provided herein and any claim which Borrower may have against Note Holder may be asserted only in a separate legal proceeding. Borrower expressly waives any right of counterclaim, cross-claim, off-set or set-off with respect to any amounts owed by Borrower under this Note.

     21.  Attachment; Garnishment.  Borrower hereby waives all benefits of law
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exempting the Borrower's property or any part of it, from attachment, garnishment or execution with respect to any amounts owed under this Note.

     22.  Modifications.  This Note may not be modified, discharged or canceled
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except in a writing duly executed by the Note Holder and Borrower.

     23.  Invalid Provisions.  If any provision of this Note is held to be
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illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Note shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision by its severance herefrom.

     24.  Due on Sale Provisions.  Paragraph 17 of the Deed of Trust securing
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this Note shall contain a due on sale provision which reads as follows:

     "If all or any part of the Property or any interest in it is sold or transferred (or if beneficial interest in Borrower is sold or transferred and Borrower is not a natural person) without Lender's prior written consent, Lender may, at its option, require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if exercise is prohibited by federal law as of the date of this Security Instrument.

     If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is delivered or mailed within which Borrower must pay all the sums secured by this Security Instrument. If Borrower fails to pay the sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand on Borrower."

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     25.  Interpretation.  The words "hereof," "herein" and "herewith" and
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words of similar import shall, unless otherwise stated, be construed to refer to this Note as a whole and not to any particular provision of this Note. Whenever the words "include," "includes" or "including" are used in this Note they shall be deemed to be followed by the words "without limitation." All terms defined in this Note shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Note are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the gender and neuter genders of such term.


     IN WITNESS WHEREOF, the undersigned has signed this Note as of the date and year first above written.



                                        /s/ Kevin Cornell

                                   -----------------------------
                                   Kevin Cornell, Borrower

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